SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 16, 2006

                           Merrill Lynch & Co., Inc.
                           -------------------------
            (Exact name of Registrant as specified in its charter)


        Delaware                     1-7182                   13-2740599
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    (State or other                (Commission              (I.R.S. Employer
    jurisdiction of                File Number)            Identification No.)
    incorporation)


              4 World Financial Center, New York, New York  10080
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              (Address of principal executive offices)   (Zip Code)

 Registrant's telephone number, including area code: (212) 449-1000
                                                     --------------

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        (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events

      Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-132911) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Subordinated Debt Securities issuable under an indenture dated as of December 17, 1996, as amended through the date hereof, including pursuant to the Supplemental Indenture dated as of the date hereof (as so amended, the "Indenture"), between the Company and JPMorgan Chase Bank, N.A. as Trustee. The Company shall issue $2,000,000,000 aggregate principal amount of 6.050% Subordinated Notes due May 16, 2016 under the Indenture. The exhibits consist of the form of Securities, the Supplemental Indenture and an opinion of counsel relating thereto.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits


                                            EXHIBITS

            (4)(a) Instruments defining the rights of security holders, including indentures.

                       Supplemental Indenture dated as of May 16, 2006 between Merrill Lynch & Co., Inc. and JPMorgan Chase Bank, N.A.

            (4)(b) Instruments defining the rights of security holders, including indentures.

                       Merrill Lynch & Co., Inc.'s 6.050% Subordinated Notes due May 16, 2016.

            (5)&(23)   Opinion re: legality; consent of counsel.

                       Opinion of Sidley Austin LLP relating to the 6.050% Subordinated Notes due May 16, 2016 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).


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

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                                     MERRILL LYNCH & CO., INC.
                                                     -------------------------
                                                              (Registrant)


                                                     By: /s/ John Thurlow
                                                         ----------------------
                                                             John Thurlow
                                                          Assistant Treasurer


Date: May 16, 2006


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

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549





                           MERRILL LYNCH & CO., INC.






                         EXHIBITS TO CURRENT REPORT ON
                          FORM 8-K DATED MAY 16, 2006







                                                 Commission File Number 1-7182

                                 Exhibit Index


Exhibit No.   Description                                                  Page
-----------   -----------                                                  ----

(4)(a) Instruments defining the rights of security holders, including indentures.

                Supplemental Indenture dated as of May 16, 2006 between Merrill Lynch & Co., Inc. and JPMorgan Chase Bank, N.A.

(4)(b) Instruments defining the rights of security holders, including indentures.

                Merrill Lynch & Co., Inc.'s 6.050% Subordinated Notes due May 16, 2016.

(5)&(23)      Opinion re: legality; consent of counsel.

                Opinion of Sidley Austin LLP relating to the 6.050% Subordinated Notes due May 16, 2016 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).


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